NUVEEN STRATEGIC INCOME FUND

SUPPLEMENT DATED AUGUST 17, 2020

TO THE SUMMARY PROSPECTUS DATED OCTOBER 31, 2019

Effective December 31, 2020, William Martin will no longer serve as a portfolio manager of Nuveen Strategic Income Fund. Douglas Baker, Kevin Lorenz, Katherine Renfrew and Nicholas Travaglino will continue to serve as portfolio managers of the fund.

PLEASE KEEP THIS WITH YOUR SUMMARY PROSPECTUS

FOR FUTURE REFERENCE

MGN-STRINCS-0820P